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                                                                   EXHIBIT 10.16



                          FULL RECOURSE PROMISSORY NOTE

        For value received, receipt of which the undersigned hereby acknowledges, the undersigned, Stuart Berman ("Maker"), hereby promises to pay to Vixel Corporation ("Vixel"), the principal sum of Sixty-Two Thousand Dollars ($62,000.00), plus interest, computed on the unpaid balance at the rate of five and three quarters percent (5.75%) per annum or the maximum rate permitted by applicable usury law, whichever is less, from the date hereof until the entire indebtedness evidenced by this Note is paid in full.

        This Note shall be secured by a pledge of and security interest in Nine-Hundred, Seventy-Nine Thousand, Six-Hundred and Ninety-Two (979,692) shares of common stock (the "Shares")of Vixel currently owned by the undersigned, together with any and all additional shares of common stock of Vixel that may be acquired by the undersigned after the date of this Note pursuant to the exercise of any Vixel stock options now or hereafter held by the undersigned.

        The entire amount of unpaid principal of this Note, plus all accrued interest, shall be due and payable on the earlier of (i) six (6) months after termination or cessation of Maker's employment with or services to Vixel, (ii) April 15, 2000, or (iii) the sale, pledge or other transfer by Maker of any of the Shares.

        This Note may, at the option of Maker, be prepaid in whole or in part at any time without premium or penalty. All payments shall be applied first to accrued and unpaid interest and then to principal.

        If default is made in the payment of this Note, then, at the option of the holder and without notice, the entire unpaid principal sum and accrued interest shall become immediately due and payable, and, again at the option of the holder and without notice, the entire unpaid principal sum and accrued and unpaid interest shall bear interest from the date of such default until fully paid at the rate of eighteen percent (18%) per annum or the maximum rate permitted by applicable usury law, whichever is less.

        Amounts, if any, owed to Maker by Vixel may be offset against accrued interest and principal hereunder. In addition, at the election of either Maker or Vixel, unpaid accrued salary or other bonuses owed to Maker by Vixel may be offset against accrued interest and principal hereunder; provided, however, that Vixel may only make such election if, when and to the extent that amounts are due and payable hereunder.

        All payments and offsets shall be credited first against accrued interest to the date of the payment and thereafter to reduce the outstanding principal amount hereof. All payments shall be made in lawful money of the United States to the holder at 11911 North Creek Parkway South, Bothell, Washington 98011, or at such other place as the holder may designate.

        If this Note is placed in the hands of an attorney for collection after any default, whether or not an action in court is commenced, the undersigned promises to pay all costs and expenses of collection (including, but not limited to, reasonable attorneys' fees) incurred by the holder.



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        The obligation of this Note shall be joint and several. The undersigned and all endorsers and all persons liable or who become liable on this Note: (a) waive presentment, demand, protest and notice of presentment, demand protest, dishonor and nonpayment; (b) agree to remain bound for payment of this Note not withstanding any extension of time, substitution or release of security or any other indulgence by the holder of this Note; (c) waive notice of any such extension, substitution, release or other indulgence; and (d) consent to the jurisdiction and venue of the Superior Court of the State of Washington for King County in any action involving this Note or any default hereunder. The nonexercise by the holder of any of its rights or remedies hereunder in any instance shall not constitute a waiver thereof in that or any other instance.

        This Note shall be interpreted, construed and enforced in all respects in accordance with the laws of the State of Washington.

                                        Dated:     April 16, 1999
                                                --------------------------------


                                           /s/ Stuart Berman
                                        ----------------------------------------
                                        Stuart Berman



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